UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 14, 2007

ENCOMPASS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-82608	95-4756822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification No.)

1005 Terminal Way, Suite 110, Reno NV 89502-2179

(Address of principal executive offices) (Zip Code)

(775) 324-8531

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

The Company announces today that Murray Goldenberg has submitted his resignation as Treasurer. Mr. Goldenberg will remain a director.

Mr. Goldenberg has also submitted his resignation as Treasurer of the Company’s subsidiaries, Aqua Xtremes, Inc., Xtreme Engines, Inc., and Rotary Engine Technologies, Inc. Mr. Goldenberg will remain as Treasurer of Nacio Systems, Inc., as well as remaining a director of all subsidiaries.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant hasduly caused this report to be signed on its behalf by the undersigned hereunto dulyauthorized.

ENCOMPASS HOLDINGS, INC.

Dated: November 14, 2007.	By:	/s/ Leslie I. Handler
President